                                  EXHIBIT 10.31

                                    GUARANTY

      In order to induce HORIZON GROUP PROPERTIES, L.P. ("Lender") to make a loan (the "Loan") to PRIME OUTDOOR GROUP, LLC, a Delaware limited liability company ("Borrower"), as evidenced by a Promissory Note dated as of April 18, 2000 (the "Note") in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) and in consideration of any loans, advances or financial accommodations heretofore or hereafter made by Lender to or for the account of Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, THE PRIME GROUP, INC., an Illinois corporation, Prime Group Limited Partnership, an Illinois limited partnership, Prime Group II, L.P., an Illinois limited partnership, Prime Group III, L.P., an Illinois limited partnership, Prime Group IV, L.P., an Illinois limited partnership, Prime Group V, L.P., an Illinois limited partnership, and Prime Financing Limited Partnership, an Illinois limited partnership, each with its principal office located at 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601 (each, individually, and together being herein referred to jointly and severally, as "Guarantor"), hereby guarantees to Lender the full and prompt payment to Lender of all money which may be presently due and owing and all monies which shall in the future become due and owing from Borrower to Lender under or by reason of said Note, or under or by reason of any other agreement between Borrower and Lender, executed in connection with the Note, or the assignees of Lender, including, but not limited to, any other loans or advances, whether secured or unsecured, forbearances, extensions of time, extensions of credit, sales or mortgages of personal property, notes, discounts, bonds, debentures, checks, drafts, bills of exchange, trade acceptances, letters of credit, trust receipts, assignments, transfers, conveyances, endorsements, guaranties, pledges, collateral agreements, factors or other liens, financing agreements, warehousing agreements, warehouse receipts, and security interests of all kinds, and any agreements relating to the Loan. Guarantor further agrees to pay all expenses (including, without limitation, attorneys' fees and legal expenses) paid or incurred by Lender in endeavoring to collect the Note, or any part thereof, and in enforcing this Guaranty. All amounts due under the Note, including principal, interest, attorney's fees and legal expenses, and any other amounts due thereunder are hereinafter referred to as the "Liabilities".

      This Guaranty is and shall be construed to be an absolute, unlimited and continuing guaranty of payment, and the liability of the Guarantor hereunder shall not be affected, impaired, or discharged, in whole or in part, by reason of (i) the dissolution of the Guarantor, or (ii) the fact that the money, payment of which is guaranteed hereunder, may become due or payable under, or in connection with, or by reason of, any agreement or other transaction which may be illegal, invalid, irregular, or unenforceable for any other reason, or (iii) the failure by Lender to take any steps to perfect and/or maintain perfected its security interest in, or to preserve its rights to, any security or collateral for the Liabilities, or (iv) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.) (the "Bankruptcy Code"), of the application oF Section 1111(b)(2) of the Bankruptcy Code, or (v) any borrowing or grant of a security interest under
Section 364 of the Bankruptcy Code, or (vi) the unenforceability of Borrower's obligation to repay the Liabilities, or the invalidity or unenforceability of the Note and related agreements, or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The liability of Guarantor hereunder shall not be reduced, affected, impaired or discharged, in whole or in part, by any payment to Lender, from any source, which Lender thereafter returns or refunds, in whole or in part, or by reason of the assertion of any claim of any kind relating thereto, including, without limitation, any claim of breach of contract, breach of warranty, preference, illegality, invalidity, or fraud. Lender may defend, compromise or pay any such claim as Lender in its sole discretion may elect. The liability of Guarantor hereunder is direct and unconditional, and Lender shall have the right to proceed against the Guarantor immediately upon any default by Borrower and shall not be required to take any action or proceedings of any kind against Borrower or any other party liable for Borrower's debts or obligations or any accounts, collateral or security which Lender may have, either under the Note or otherwise, before proceeding against the Guarantor hereunder. The books and records of Lender showing the account between it and Borrower shall be admissible in any action or proceeding, shall be binding upon Guarantor for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof.

      Guarantor has received no notice that it is in default of any obligations under any financing arrangement,


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guaranty, or loan with any creditor.

      Guarantor expressly and irrevocably waives, to the fullest extent possible under applicable law, on behalf of Guarantor and Guarantor's heirs, executors, administrators, successors and assigns (including any surety) and any other person, any right of subrogation Guarantor has or may have against Borrower with respect to Guarantor's obligations hereunder. In addition, Guarantor hereby waives until the indefeasible payment in full of the Loan any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have against Borrower with respect to Guarantor's obligations hereunder. Guarantor also hereby waives until the indefeasible payment in full of the Loan any rights to recourse to or with respect to any asset of Borrower. Guarantor agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make Guarantor a "creditor" of Borrower, and that for purposes of Sections 547 and 550 of the Bankruptcy Code, Guarantor shall not be deemed a "creditor" of Borrower. Guarantor acknowledges and agrees that this waiver is intended to benefit Lender and shall not limit or otherwise affect Guarantor's liability hereunder or the enforceability of this Guaranty, and that Lender and its successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this paragraph and their rights under this paragraph shall survive payment in full of the Liabilities.

      In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof to the creditors of Borrower, or upon any indebtedness of Borrower, by reason of dissolution, liquidation or other winding up of Borrower or its business, or compromise or settlement with its creditors, or any sale, receivership, insolvency, or bankruptcy proceeding or assignment for the benefit of creditors, or any proceedings by or against Borrower for any relief under any provisions of the Bankruptcy Code, then and in any event, any payment or distribution of any kind or character, which shall be payable or deliverable with respect to any and all indebtedness due to Guarantor by Borrower, shall be paid or delivered directly to Lender for application on any of the Liabilities, due or not due, until such Liabilities shall have first and fully been paid and satisfied, and Guarantor hereby sells, assigns, transfers and sets over to Lender all of its rights to any and all such distributions.

      Nothing shall discharge or satisfy the liability of Guarantor hereunder, except the full payment and performance of the Liabilities. Any and all present and future debts and obligations of Borrower to Guarantor are hereby waived and postponed in favor of and subordinated to the full payment of all present and future Liabilities of Borrower to Lender; and all sums at any time to the credit of Guarantor and any of the property rights and interests and evidences thereof of Guarantor now or at any time in Lender's possession, custody or control or held for its account may be held by Lender as security, and Lender shall have and is hereby granted a general and continuing lien upon and a right of set-off against such sums, property rights and interests and evidences thereof, for any and all obligations of Guarantor to Lender, no matter how or when arising, whether absolute or contingent, whether due or to become due, and whether under this Guaranty or otherwise.

      Lender shall have the right, from time to time and at any time, in the sole discretion of Lender and without any notice to or consent from Guarantor and without affecting, impairing or discharging, in whole or in part, the liability of Guarantor hereunder, to: (1) modify, change, supplement or amend in any respect whatever the Note or any other agreement, document, instrument or transaction between Borrower and Lender or any assignee of Lender, or any portion or provisions thereof; (2) grant extensions of time and other indulgences of any kind to Borrower, or with respect to any accounts or any other collateral or security which Lender may have; (3) modify, compromise, release, substitute, exercise, alter, enforce or fail or refuse to exercise or enforce any claims, rights or remedies of any kind which Lender may have, at any time, against Borrower, Guarantor, or any endorser, or other party liable for the Borrower's indebtedness or obligations or any thereof, or with respect to any accounts or other collateral or security of any kind Lender may have, at any time, whether under the Note, or any other agreement, document, instrument, or this Guaranty, or otherwise; and (4) release, substitute, or surrender and to enforce, collect or liquidate or to fail or refuse to enforce, collect or liquidate, any accounts, collateral or security of any kind Lender may have, at any time, whether under this Guaranty or otherwise.

      The term of this Guaranty shall commence on the date hereof and shall continue until the indefeasible


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repayment of the Liabilities, together with any and all extensions, renewals, supplements and modifications thereof and, in any event, shall not terminate until Lender has been satisfied by the indefeasible repayment of the Liabilities.

      This Guaranty shall be binding upon the heirs, executors, administrators, successors and assigns of Guarantor and shall inure to the benefit of Lender's successors and assigns. Lender shall have the right to assign and transfer all or part of this Guaranty to any assignee of any transaction or debt, or any portion thereof. All references herein to Borrower shall be deemed to include its successors and assigns, including, without limitation, any receiver, trustee or debtor in possession of or for Borrower. This Guaranty cannot be changed or terminated orally. The liabilities and obligations of each Guarantor hereunder shall be joint and several with each other Guarantor.

      Guarantor represents and warrants that it has a financial interest in the Borrower, and will benefit from the making of the Loan by Lender to Borrower. All representations and warranties made by Borrower in the Note and all related agreements, documents and instruments are true, correct and complete.

      THIS GUARANTY HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH STATE. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON GUARANTOR, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS STATED ON THE FIRST PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE UNITED STATES MAILS, POSTAGE PREPAID. GUARANTOR WAIVES TRIAL BY JURY AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

      Guarantor hereby waives: (1) notice of acceptance of this Guaranty; (2) presentment and protest of any instrument and notice thereof; (3) notice of default by Borrower; and (4) all other notices to which Guarantor might otherwise be entitled.

      GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL WITH RESPECT TO THIS GUARANTY AND THE TRANSACTIONS EVIDENCED BY THIS GUARANTY, INCLUDING, BUT NOT LIMITED TO, THE CONSENTS AND WAIVERS CONTAINED IN THE TWO IMMEDIATELY PRECEDING PARAGRAPHS.

      NOTHING CONTAINED IN THIS GUARANTY SHALL BE CONSTRUED AS CREATING ANY PERSONAL LIABILITY ON THE GENERAL PARTNER OF PRIME GROUP LIMITED PARTNERSHIP ("PGLP") TO PAY ANY OF THE LIABILITIES OR PERFORM ANY OF PGLP's OBLIGATIONS HEREUNDER, IT BEING UNDERSTOOD THAT LENDER SHALL HAVE NO RECOURSE AGAINST THE GENERAL PARTNER OF PGLP.


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      IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor this
18th day of April, 2000.

                                          GUARANTOR:

                                          THE PRIME GROUP, INC.

                                          By:  /s/ Michael W. Reschke
                                              ---------------------------------
                                          Name:    Michael W. Reschke
                                              ---------------------------------
                                          Title:   President
                                              ---------------------------------


                                          PRIME GROUP LIMITED PARTNERSHIP, an
                                          Illinois limited partnership


                                          By:  /s/ MICHAEL W. RESCHKE
                                              ---------------------------------
                                          Name:    Michael W. Reschke
                                              ---------------------------------
                                          Title:   Managing General Partner
                                              ----------------------------------

                                          PRIME GROUP II, L.P., an Illinois
                                          limited partnership

                                          By:   PLGP, Inc.
                                                Managing General Partner

                                          By:  /s/ Michael W. Reschke
                                              ---------------------------------
                                          Name:    Michael W. Reschke
                                              ---------------------------------
                                          Title:   President
                                              ---------------------------------


                                          PRIME GROUP III, L.P., an Illinois
                                          limited  partnership

                                          By:   PLGP, Inc.
                                                Managing General Partner

                                          By:  /s/ Michael W. Reschke
                                              ---------------------------------
                                          Name:    Michael W. Reschke
                                              ---------------------------------
                                          Title:   President
                                              ---------------------------------


                                          PRIME GROUP IV, L.P., an Illinois
                                          limited partnership

                                          By:   PLGP, Inc.
                                                Managing General Partner

                                          By:  /s/ Michael W. Reschke
                                              ---------------------------------
                                          Name:    Michael W. Reschke
                                              ---------------------------------
                                          Title:   President
                                              ---------------------------------



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

                                          PRIME GROUP V, L.P., an Illinois
                                          limited partnership

                                          By:   PLGP, Inc.
                                                Managing General Partner

                                          By:  /s/ Michael W. Reschke
                                              ---------------------------------
                                          Name:    Michael W. Reschke
                                              ---------------------------------
                                          Title:   President
                                              ---------------------------------


                                          PRIME FINANCING LIMITED PARTNERSHIP,
                                          an Illinois limited partnership

                                          By:   Prime Finance, Inc.
                                                Managing General Partner

                                          By:  /s/ Michael W. Reschke
                                              ---------------------------------
                                          Name:    Michael W. Reschke
                                              ---------------------------------
                                          Title:   President
                                              ---------------------------------


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